UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

Rave Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas 75056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 27, 2017, Steven M. Johnson resigned from the Board of Directors (the “Board”) of Rave Restaurant Group, Inc. (the “Company”). Mr. Johnson’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 27, 2017, the Board elected Brian T. Bares as a director of the Company to fill the vacancy created by the resignation of Mr. Johnson. Mr. Bares was not selected pursuant to any arrangement or understanding with any other person. Mr. Bares is expected to replace Mr. Johnson on the Compensation Committee of the Board. Since the beginning of the Company’s last fiscal year, Mr. Bares has not been a party to any transaction with the Company requiring disclosure under Item 404(a) of Regulation S-K. Mr. Bares is not a party to any material plan, contract or arrangement with respect to his service on the Board other than the Company’s standard arrangements for director compensation and participation in the Company’s 2015 Long Term Incentive Plan.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s ability to regain compliance with Nasdaq’s continued listing standards.  These forward-looking statements are based on current expectations that involve numerous risks, uncertainties and assumptions. Assumptions relating to these forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions, regulatory framework and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes the assumptions underlying these forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that any forward-looking statements will prove to be correct. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: October 31, 2017	By:	/s/ TIMOTHY E. MULLANY
Timothy E. Mullany,
Chief Financial Officer